Exhibit 99.1

Aspreva Announces Preliminary Revenues for Third Quarter 2006
and Reaffirms Guidance for the Year

Victoria, B.C., Canada; October 13, 2006 - Aspreva Pharmaceuticals Corporation (NASDAQ: ASPV; TSX: ASV), an emerging pharmaceutical company focused on increasing the pool of evidence-based medicines for patients with less common diseases, today announced preliminary revenue of approximately US$48 million for the third quarter of 2006.

Aspreva’s third quarter 2006 preliminary revenue represents an increase over the third quarter 2005 revenue of $31 million and a decrease of $4 million over the second quarter 2006. Third quarter 2006 preliminary revenue includes the negative impact of foreign exchange and reconciliation payments to Roche. The reconciliation amount is in compliance with the terms of Aspreva’s collaboration agreement with Roche and the sales tracking methodology. Aspreva continues to expect that reconciliation amounts will be well within the collar as stated in the agreement moving forward.

Aspreva believes continued strong underlying annual growth of CellCept prescriptions in the range of 20%-25% will be realized in 2006. Aspreva is therefore reaffirming its previously disclosed guidance for revenue in excess of $200 million for 2006.

As previously announced, Aspreva will release its full financial and business results for the third quarter 2006 on Wednesday, November 1st. The Company will hold a conference call and webcast beginning at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time) to discuss these results.

The webcast and conference call will be available to all interested parties. To access the live call or the archive via the Internet, please click on Webcasts and Events under the Investors section of Aspreva’s website at www.aspreva.com. Alternatively, please dial 1-866-700-5192 (North America) or 1-617-213-8833 (International) and enter the pass code 57143771 to participate in the call. The call will be available for replay until Wednesday, November 8th, by calling
1-888-286-8010 (North America) or 1-617-801-6888 (International) and entering the pass code 83015746. The webcast replay will be available on Aspreva’s website until the Company’s fourth quarter 2006 conference call.

About Aspreva Pharmaceuticals
Aspreva is an emerging pharmaceutical company focused on identifying, developing and, upon regulatory approval, commercializing new indications for approved drugs and late stage drug candidates for patients living with less common diseases. Aspreva is listed on the NASDAQ Global Select Market under the trading symbol "ASPV" and on the Toronto Stock Exchange under the trading symbol "ASV".

For further information please contact:
Sage Baker
VP, Investor Relations & Corporate Communications
Aspreva Pharmaceuticals
250-744-2488 ext. 84270
sbaker@aspreva.com

The revenue figures in this press release are preliminary and are not a complete disclosure of our quarterly financial results. Unless otherwise specified, all amounts are in U.S. dollars and are reported under U.S. GAAP.

This news release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable securities laws in Canada (collectively, “forward-looking statements”). The words “anticipates”, “believes”, “budgets”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “might”, “plans”, “projects”, “schedule”, “should”, “will”, “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this news release include, but are not limited to, statements about: our strategy, future operations, clinical trials, prospects and plans of management; our expected revenue growth; and our expected release of full financial and business results for the third quarter 2006 on November 1, 2006. Readers are cautioned that the plans, intentions or expectations disclosed in any forward-looking statements may not be achieved and that they should not place undue reliance on any forward-looking statement. Actual results or events could differ materially from the plans, intentions, expectations, and assumptions expressed or implied in any forward-looking statements as a result of numerous risks, uncertainties and other factors, including those relating to: difficulties or delays in the progress, timing and results of clinical trials and studies; our ability to attract and retain collaborations relating to the development and commercialization of new indications; difficulties or delays in obtaining regulatory approvals; the FDA may determine that the design and planned analysis of our clinical trials do not adequately address the trial objectives in support of our regulatory submission; competition from other pharmaceutical or biotechnology companies; our ability to raise additional financing required to fund further research and development, clinical studies, and obtain regulatory approvals, on commercially acceptable terms or at all; economic and capital market conditions; our ability to obtain and protect patents and other intellectual property rights; our ability to operate without infringing the intellectual property rights of others; our ability to comply with applicable governmental regulations and standards; currency exchange rates; and our ability to successfully attract and retain skilled and experienced personnel. Other risks, uncertainties and factors that our management believes could cause actual results or events to differ materially from the forward-looking statements are discussed in our filings with the Securities and Exchange Commission and securities regulatory authorities in Canada. Although we have attempted to identify important risks, uncertainties and other factors that could cause actual results or events to differ materially from those expressed or implied in the forward-looking statements, there may be other factors that cause actual results or events to differ from those expressed or implied in the forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement and Aspreva undertakes no obligation to revise or update any forward-looking statements as a result of new information, future events or otherwise after the date hereof.